UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 27, 2013

G&K Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Minnesota	0-4063	41-0449530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5995 Opus Parkway, Minnetonka, MN	55343
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(952) 912-5500

n/a
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On September 27, 2013, G&K Services, Inc. (the “Company”), as initial servicer, and G&K Receivables Corp., a subsidiary of the Company, as borrower (the “Borrower”), entered into Amendment No. 3 (“Amendment No. 3”) to the Second Amended and Restated Loan Agreement, including the Ninth Amended and Restated Fee Letter executed in connection therewith (as amended, the “Loan Agreement”) with SunTrust Bank, as lender (the “Lender”) and as LC Issuer, and SunTrust Robinson Humphrey, Inc., as administrator (“Administrator”). Capitalized terms used herein but not otherwise defined have the meanings set forth in the Loan Agreement.

The principal purposes of Amendment No. 3 were to:

•	Increase the LC Sublimit so that it is the lesser of $40,000,000 and the Facility Limit.

•
Provide that the “Reserve Floor” means, for any Calculation Period, the greater of (a) 15% and (b) the sum of (i) 10% plus (ii) the product of (A) the Expected Short Dilution Ratio and (B) the Short Dilution Horizon Ratio, plus (iii) the product of (A) the Expected Long Dilution Ratio and (B) the Long Dilution Horizon Ratio.

•	The Scheduled Commitment Termination Date was extended to September 27, 2016.

In addition, the following fees were adjusted in accordance with Amendment No. 3:

•	Applicable Margin: Will be 0.75% while no Event of Default exists and is continuing.

•	Extension Fee: The Extension Fee is equal to the product of (i) 0.10% and (ii) the Facility Limit.

•
Letter of Credit Fees: Monthly in arrears, on each Distribution Date, the Borrower shall pay to the Administrator, for the benefit of the LC Issuer, a letter of credit fee at a rate per annum equal to 0.80% (computed on the basis of a year of 360 days and the actual number of days elapsed) applied to the daily average face amount of Letters of Credit outstanding during such calendar month. In addition, the Borrower shall pay to the LC Issuer for its own account the LC Issuer's standard issuance, drawing, negotiation, amendment, assignment, and other administrative fees for each Letter of Credit as established by the LC Issuer from time to time.

This summary is qualified in its entirety by references to the terms of Amendment No. 3 attached hereto as Exhibit 10.1, which is incorporated herein by reference.
Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above, the provisions of which are incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

10.1
Amendment No. 3 to the Second Amended and Restated Loan Agreement dated September dated September 27, 2013 among G&K Services, Inc., as initial servicer, G&K Receivables Corp., as borrower, SunTrust Bank, as lender and LC issuer, and SunTrust Robinson Humphrey, Inc., as administrator.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2013	G&K SERVICES, INC. By: /s/ Jeffrey L. Cotter
Name: Jeffrey L. Cotter
Its: Vice President, General Counsel and Corporate Secretary

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